UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2010
Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33249 (Commission File Number)	16-1751069 (I.R.S. Employer Identification No.)

303 W. Wall, Suite 1400 Midland, Texas (Address of principal executive offices)	79701 (Zip Code)
Registrant’s telephone number, including area code: (432) 689-5200
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-8.1

Item 1.01. Entry into a Material Definitive Agreement.
On November 18, 2010, Legacy Reserves LP (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Raymond James & Associates, Inc. and Citigroup Global Markets Inc. as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Partnership sold 3,000,000 units representing limited partner interests in the Partnership (the “Units”) at a price to public of $25.36 per Unit ($24.29 per Unit to the Partnership, net of underwriting discount). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 450,000 Units on the same terms and conditions as those Units sold by the Partnership. The Underwriters exercised such option in full on November 18, 2010. Closing of the issuance and sale of all 3,450,000 Units is scheduled for November 23, 2010.
The offering of the Units has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-150111) of the Partnership (the “Registration Statement”), which was declared effective on April 16, 2008, and the prospectus supplement dated November 18, 2010, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. Certain legal opinions related to the Registration Statement are filed herewith as Exhibits 5.1 and 8.1.
The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Units are subject to approval of certain legal matters by counsel to the Underwriters and other customary conditions. The Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of the those liabilities.
The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated November 18, 2010, by and among Wells Fargo Securities, LLC, Raymond James & Associates, Inc. and Citigroup Global Markets Inc. and the several underwriters named on Schedule I thereto.

Exhibit 5.1	Opinion of Andrews Kurth LLP.

Exhibit 8.1	Opinion of Andrews Kurth LLP relating to tax matters.

Exhibit 23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Reserves LP By: Legacy Reserves GP, LLC, its General Partner
Date: November 22, 2010	By:	/s/ Steven H. Pruett
		Name:	Steven H. Pruett
		Title:	President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated November 18, 2010, by and among Wells Fargo Securities, LLC, Raymond James & Associates, Inc. and Citigroup Global Markets Inc. and the several underwriters named on Schedule I thereto.

Exhibit 5.1	Opinion of Andrews Kurth LLP.

Exhibit 8.1	Opinion of Andrews Kurth LLP relating to tax matters.

Exhibit 23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).

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